EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JANUARY 2, 2014 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2013, as supplemented of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/Davis New York Venture Portfolio.

Information Regarding

EQ/Davis New York Venture Portfolio

Effective January 1, 2014, the information in the section of the Prospectus entitled: “Who Manages the Portfolio – Adviser: Davis Selected Advisers, L.P. (“Davis” or the “Adviser”)” is deleted in its entirety and replaced with the information below:

Name	Title	Date Began Managing the Portfolio
Christopher C. Davis	Chairman and Portfolio Manager of Davis	August 2006
Danton Goei	Vice President and Portfolio Manager of Davis	January 2014

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Effective January 1, 2014, the third paragraph in the section of the Prospectus entitled: “Management of the Trust – the Advisers – Davis Selected Advisers, L.P.” is deleted in its entirety and replaced with the following information:

Danton Goei, Vice President and Portfolio Manager of Davis, has served with Davis as research analyst since November 1998.

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